Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

     I, Keith D. Nosbusch, President and Chief Executive Officer of Rockwell Automation, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Keith D. Nosbusch

Keith D. Nosbusch
President and
Chief Executive Officer

Date: May 4, 2004